EXHIBIT 10.8















                                      LEASE


                                     Between


                            ALARON DEVELOPMENT L.L.C.
                      an Illinois Limited Liability Company

                                       and


                           ALARON TRADING CORPORATION,
                             an Illinois Corporation






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                                TABLE OF CONTENTS


ARTICLE I.        Premises....................................................1

ARTICLE II.       Term........................................................1

ARTICLE III.      Rent........................................................2

ARTICLE IV.       Taxes and Assessments.......................................3

ARTICLE V.        Use.........................................................5

ARTICLE VI.       Maintenance of Premises.....................................5

ARTICLE VII.      Signs.......................................................6

ARTICLE VIII.     Insurance...................................................6

ARTICLE IX.       Damage or Destruction.......................................9

ARTICLE X.        Liens......................................................11

ARTICLE XI.       Alterations and Improvements...............................11

ARTICLE XII.      Condemnation...............................................12

ARTICLE XIII.     Rent Absolute..............................................13

ARTICLE XIV.      Assignment and Subletting .................................14

ARTICLE XV.       Indemnity for Litigation...................................14

ARTICLE XVI.      Estoppel Certificate.......................................15

ARTICLE XVII.     Condition and Inspection of Premises.......................15

ARTICLE XVIII.    Fixtures...................................................15

ARTICLE XIX.      Default....................................................16

ARTICLE XX.       Landlord's Performance of Tenant's Covenants...............19

ARTICLE XXI.      Exercise of Remedies.......................................19

ARTICLE XXII.     Subordination to Mortgages.................................20

ARTICLE XXIII.    Indemnity and Waiver.......................................20

ARTICLE XXIV.     Surrender..................................................21

ARTICLE XXV.      Covenant of Quiet Enjoyment................................23

ARTICLE XXVI.     Short Form Lease...........................................23





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ARTICLE XXVII.    Notices....................................................23

ARTICLE XXVIII.   Covenants Binding Upon Successors and Assigns..............23

ARTICLE XXIX.     Time of Essence............................................24

ARTICLE XXX.      Americans With Disabilities Act............................24

ARTICLE XXXI.     Miscellaneous..............................................25











































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                                      LEASE



     THIS LEASE is made this 1st day of August, 1994 between Alaron Development L.L.C., an Illinois Limited Liability Company (hereinafter referred to as "Landlord"), and Alaron Trading Corporation, an Illinois corporation (hereinafter referred to as
"Tenant").


                              W I T N E S S E T H:


     A. Landlord owns the property commonly known as 822 West Washington Street, Chicago, Illinois.

     B. Tenant desires to lease the Premises (as hereinafter defined) on the terms and conditions hereinafter set forth.

     C. Landlord is willing to enter into this Lease on the terms and conditions hereinafter set forth.

     Now, therefore, Landlord and Tenant agree as follows:


                                   ARTICLE I.

                                    Premises


     Landlord, for and in consideration of the rents herein reserved and of the covenants and agreements herein contained on the part of the Tenant to be kept, observed and performed, does by these presents, lease to Tenant and Tenant does hereby lease from Landlord, the real estate described on Exhibit A attached hereto and made a part hereof, together with all buildings and improvements now located thereon, and subject to covenants, agreements, easements, encumbrances, restrictions and current general and special real estate taxes and assessments affecting said real estate and the improvements thereon. Said real estate and improvements are hereinafter referred to as the "demised premises".

                                   ARTICLE II.

                                      Term


     The term of this Lease shall  commence  on the date  hereof  ("Commencement
Date")  and  shall   terminate   on  December  31,  2004   ("Expiration   Date")
(collectively, the "lease term"), unless sooner terminated as herein set forth.

                                  ARTICLE III.

                                      Rent


     Section 3.1. Base Rent. During the lease term Tenant shall pay to Landlord as base rent (the "Base Rent") for the demised premises, without offset or deduction of any kind, the following amounts. During the first year of the lease term Tenant shall pay to Landlord as Base Rent for the demised premises the sum of One Hundred Thousand and no/100 Dollars ($100,000.00), without offset or deduction of any kind, payable in equal monthly installments of $8,333.33 each. Commencing August 1, 1999, the Base Rent shall increase to Two Hundred Fifty Thousand and no/100 Dollars ($250,000.00), without offset or deduction of any kind, payable in equal monthly installments of $20,833.33 each. Commencing January 1, 1996 and on each January 1 of 1997, 1998 and 1999, the base rent shall increase by three percent (3%) over the prior year, and commencing January 1, 2000 and on each January 1, thereafter, during the balance of the term the base rent shall increase by four percent (4%) over the prior year, and the monthly installments shall be increased accordingly. All such payments shall be made in advance on the first day of the month to Alaron Development L.L.C. at 822 West Washington Street, Chicago, Illinois 60607, or at such other place as Landlord in writing directs.

     Section 3.2. Net Lease. All rent payable under this Lease shall be absolutely net to the Landlord so that this Lease shall yield, net, to the Landlord, the specified Base Rent in each specified period during the lease term, and each and every item of taxes and other expenses of every kind and nature whatsoever, the payment of which the Landlord is, shall, or may become liable for by reason of its estate or interest in the demised premises or of any rights or interest of the Landlord in or under this lease or by reason or in any manner connected with or arising from the ownership, leasing, operation, management, maintenance, repair, rebuilding, remodeling, renovation, uses or occupancy (including without limitation renewal of driveway permits) of the demised premises shall be borne by the Tenant.

     Section 3.3. Past Due Rent. If Tenant shall fail to pay when the same is due and payable, any Base Rent, any additional rent, or any amount or charges accruing or payable under this lease, such unpaid amounts shall bear interest from the due date thereof to the date of payment at the lease interest rate (as hereinafter defined).


                                   ARTICLE IV.

                              Taxes and Assessments


     Section 4.1. Payment of Taxes. Tenant further agrees to pay not later than the due date thereof, as additional rent for the demised premises, all taxes and assessments, general and special, water and sewer rents, rates and charges, excises, levies, license and permit fees, fines, penalties and other governmental charges and any interest or costs with respect thereto, utilities and all other impositions, ordinary and extraordinary, of every kind and nature whatsoever, which at anytime during the lease term may be









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




levied, assessed, imposed, confirmed or grow or become due and payable out of, or in respect of, or charged with respect to, or become a lien on the demised premises or any part thereof or upon any building or improvements at any time situated thereon. If, by law, any assessment may at the option of the taxpayer be paid in installments, Tenant may exercise the option to pay the same in such installments, provided that the amount of all installments of any such assessment which are to become due and payable after expiration of the lease term, shall be deposited with Landlord for such payment on the date which shall be three (3) months immediately prior to the date of such expiration. Tenant shall, in addition to the foregoing, pay any new tax of a nature not presently in effect but which may hereafter be levied, assessed or imposed upon the Landlord or upon the demised premises, if such tax shall be based upon or arise out of the ownership, use or operation of the demised premises; provided, however, that for the purpose of computing Tenant's liability for such new type of tax, the demised premises shall be deemed the only property of the Landlord.

     Section 4.2. Taxes Imposed on Landlord. Nothing contained herein shall be construed to require Tenant to pay any franchise, inheritance, estate, succession or transfer tax of Landlord or any income or excess profits tax assessed upon or in respect of any income of Landlord or chargeable to or required to be paid by Landlord unless such tax shall be specifically levied against the rental income of Landlord derived hereunder, or shall be specifically levied as a substitute for the real estate taxes, in whole or in part, upon the demised premises or the improvements situated thereon, in either of which events said rent shall be considered as the sole income of Landlord.

     Section 4.3. Evidence of Payment. Tenant further agrees to deliver to Landlord, duplicate receipts or photostatic copies thereof showing the payment of all said taxes, assessments, and other impositions, within thirty (30) days after the respective payments evidenced thereby, but no later than twenty (20) days after the due date thereof.

     Section 4.4. Payments By Landlord. Landlord shall, at its option, have the right at all times during the term hereof to pay any such taxes, assessments or other charges or impositions not paid by Tenant, when due, and the amounts so paid, including penalties and reasonable expenses, shall be so much additional rent due at the next rent date after any such payments, with interest at the lease interest rate from the date of payment thereof.

     Section 4.5. Protest. Tenant shall not be required to pay any tax, assessment, tax lien or other imposition or charge upon or against the demised premises or any part thereof or the improvements at any time situated thereon so long as Tenant shall, in good faith and with due diligence, contest the same or the validity thereof by appropriate legal proceedings which shall have the effect of preventing the collection of the tax, assessment, tax lien or other imposition or charge so contested; provided that on







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




or before the due date of any such tax, assessment, tax lien or other imposition or charge, Tenant shall give Landlord such reasonable security as may be demanded by Landlord to insure payment of the amount of the tax, assessment, tax lien or other imposition or charge, and all interest and penalties thereon.

     Section 4.6. Recovery of Taxes. In the event that Tenant at any time institutes suit to recover any tax, assessment, tax lien or other imposition or charge paid by Tenant under protest in Landlord's name, Tenant shall have the right, at its sole expense, to institute and prosecute such suit or suits in Landlord's name, in which event Tenant covenants and agrees to indemnify Landlord and save it harmless from and against all costs, charges or liabilities in connection with any such suit. All funds received as a result of any such suit shall belong to Tenant.


                                   ARTICLE V.

                                       Use


     The demised premises shall be used solely for general office purposes. Tenant shall not use or occupy the demised premises or permit the demised premises to be used or occupied contrary to any statute, rule, order, ordinance, requirement, regulation or restrictive covenant applicable thereto or in any manner which would violate any certificate of occupancy affecting the same or which would render the insurance thereon void or which would cause structural injury to the improvements or cause the value or usefulness of the demised premises or any part thereof to diminish or which would constitute a public or private nuisance or waste, and Tenant agrees that it will, promptly upon discovery of any such use, take all necessary steps to compel the discontinuance of such use.


                                   ARTICLE VI.

                             Maintenance of Premises


     Section 6.1. Maintenance and Repairs by Tenant. Tenant shall maintain the demised premises and any buildings, structures, facilities, improvements and appurtenances now or hereafter erected thereon in good order and repair, both inside and outside, structurally and nonstructurally, and keep the same and all parts thereof, including, without limiting the generality of the foregoing, foundations, walls, floors, roof, sidewalks, curbs, water and sewer connections, windows and other glass, plumbing, water, gas and electric fixtures, pipes, wires and conduits, heating, cooling and electrical and plumbing systems, elevators, boilers, machinery, fixtures, equipment, furnishings, facilities, appliances, roadways, walkways, parking areas and landscaping in, on or connected with the demised premises, in good, clean,






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healthful,  and safe order and  condition,  all in  accordance  with  applicable municipal and other governmental statutes, rules, orders and regulations and ordinances and the direction of proper public officers, suffering no waste or injury, and shall, at Tenant's sole expense, promptly make or cause to be made
all  needed  repairs,  replacements,   renewals  and  additions,  structural  or
otherwise, whether ordinary or extraordinary, foreseen or unforeseen, in and to any of the foregoing, all as may be necessary to maintain the value of the building and other improvements which comprise a portion of the demised premises throughout the lease term. All such repairs, replacements, renewals and additions shall be of good quality and sufficient for the proper maintenance and operation of the demised premises and any buildings, structures, facilities,
furnishings,   equipment,  fixtures,   improvements  and  appurtenances  now  or
hereafter erected thereon and shall be constructed and installed in compliance with all requirements of all governmental authorities having jurisdiction thereof and of the appropriate Board of Fire Underwriters or any successor thereof. Tenant shall not permit anything to be done upon the demised premises which would invalidate or prevent the procurement of any insurance policies which may at any time be required pursuant to the provisions of this lease.

     Section 6.2. Maintenance by Landlord on Tenant's Default. If Tenant refuses or neglects to make any repairs as required hereunder to the reasonable satisfaction of Landlord, Landlord, within seven (7) days after written demand, may make such repairs without liability to Tenant for any loss or damage that may accrue to Tenant's merchandise, fixtures, or other property or to Tenant's business by reason thereof, and upon completion thereof, Tenant shall pay Landlord's costs for making such repairs plus twenty percent (20) of such costs for overhead upon presentation of a bill therefor, as additional rent.


                                  ARTICLE VII.

                                      Signs


     Tenant will not place or suffer to be placed or maintained on any exterior wall or the roof of the building comprising a portion of the demised premises any sign or advertising matter or other thing of any kind, without first obtaining Landlord's written consent, which consent shall not be unreasonably withheld so long as such item complies with all applicable municipal and governmental statutes, rules, orders and regulations and ordinances and does not affect the structure of such building. Tenant further agrees to maintain any such sign or advertising matter as may be approved in good condition and repair at all times.








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                                  ARTICLE VIII.

                                    Insurance


     Section 8.1. Liability Insurance. Tenant covenants to defend, save harmless, and indemnify Landlord, its agents, beneficiaries and officers and employees or any of them from any liability for injury, loss, accident or damage to any person or property, and from any claims, actions, proceedings and expenses and costs in connection therewith (including without limitation reasonable counsel fees) arising from the omission, fault, willful act or negligence of Tenant, its officers, agents, servants or employees in connection with Tenant's use of the demised premises. Tenant shall at all times during the lease term, at Tenant's expense, maintain public liability insurance covering the demised premises insuring Landlord as well as Tenant with limits of not less than $1,000,000 for each injury or death to a person and $1,000,000 for each incident involving personal injury or death to persons and, in each case of property damage, not less than $500,000 for any one occurrence. If by reason of changed economic conditions the coverages and amounts of public liability insurance referred to above become inadequate, Tenant agrees to increase the coverages and amounts of such insurance promptly upon Landlord's request.

     Section 8.2. Hazard Insurance. Tenant shall at all times during the lease term, at Tenant's expense, keep the demised premises insured against loss by fire and those risks now or hereafter normally covered by the term "all risk extended coverage", in the amount of the full replacement cost (without depreciation) of the buildings and other improvements (above foundations) located on the demised premises. For the purposes of determining the amount of insurance hereunder, Landlord may request a written appraisal furnished by an insurance company insuring the improvements, or an independent appraisal company, not more frequently than once every three years, and such appraisal shall be binding upon Landlord and Tenant. Tenant shall bear the expense, if any, of such appraisals. At the commencement of the lease term, the full replacement cost (without depreciation) of the building and other improvements shall be $250,000.

     Section 8.3. Business Interruption Insurance. Upon the written request of Landlord, Tenant shall at all times during the lease term, at Tenant's expense, maintain all risk business interruption rental use and occupancy insurance in an amount equal to Base Rent and real estate taxes and all additional charges hereunder for a period of twelve (12) months, to insure payment of all charges due to Landlord hereunder in the event of the interruption of Tenant's business for any reason whatsoever.

     Section 8.4. Workmen's Compensation Insurance. In the event that Tenant or any one holding or claiming by, through or under Tenant employs any person or persons upon the demised premises, then Tenant or such person holding or claiming by, through or under





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Tenant shall provide at its expense for Workmen's  Compensation Insurance in the usual form indemnifying Tenant and Landlord against loss or damage resulting from any accident or casualty within the purview of the Illinois Workmen's Compensation Law and in the amount as required from time to time by statute.

     Section 8.5. Boiler, Scaffolding and Plate Glass Insurance. Upon the written request of Landlord, Tenant shall procure, at Tenant's expense, scaffolding insurance when needed by reason of work performed on the demised premises. Tenant shall also maintain, in full force and effect during the lease term at Tenant's expense, boiler insurance in an amount equal to the total cost of the boiler as installed and improved and insurance against breakage of all plate glass used in the demised premises.

     Section 8.6. Other Insurance. In the event that any type of legislation may hereafter be enacted imposing special liability upon Landlord by virtue of the use of the demised premises for any purpose, Tenant shall provide Landlord (prior to using the demised premises for such purpose), with insurance in customary form and with insurers and limits satisfactory to Landlord against any and all such liability. Tenant shall procure, at Tenant's expense, any additional type of insurance coverage necessitated by activities carried on by Tenant on the demised premises or reasonably requested by Landlord to protect Landlord's interest in the demised premises. Such policies of insurance shall be in customary form, with insurers and limits satisfactory to Landlord, against any and all such liability, and naming Landlord and such other parties as Landlord may designate as additional insured parties thereunder.

     Section 8.7. Evidence of Insurance. The policies of insurance obtained in compliance with this Article VIII shall specify that the loss, if any, shall be payable to Landlord or such other persons, corporation or parties as Landlord shall designate, except that policies of insurance obtained in compliance with
Section 8.1 hereof shall specify that the loss, if any, shall be payable to Landlord and Tenant as their respective interests may appear. In the event the demised premises are owned by a trust, Tenant shall maintain all insurance required pursuant to this lease in the name of the beneficiaries of said trust as well as the trustee. All policies of insurance obtained in compliance with this Article VIII shall contain a clause that the insurer will not cancel or change the insurance without first giving Landlord and Tenant thirty (30) days prior written notice. The policies of insurance obtained by Tenant hereunder shall be with responsible insurance companies qualified to do business in Minnesota and satisfactory to Landlord and Landlord shall be named as an additional insured. A copy of each such policy or a certificate of insurance with respect thereto shall be delivered to Landlord whenever requested by Landlord. Landlord shall notify Tenant within sixty (60) days of receipt of such insurance if such insurance shall fail to conform to the requirements of this lease. Thereafter, until Landlord otherwise notifies Tenant, the insurance shall be deemed to meet the requirements of this lease. Landlord shall hold all policies of insurance as provided hereunder for the







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benefit of Landlord and Tenant, all as their respective interests may appear. At the request of Landlord, a mortgage clause may be included in said policies covering Landlord's mortgagee, if any.

     Section 8.8. Failure to Provide Insurance. In the event Tenant shall fail, when required, to furnish evidence of any of the insurance provided for in this
Article VIII, or in the event such insurance shall be cancelled, terminated or changed, Landlord shall have the right at its election (but without being obligated so to do) to procure or renew the same; and the amount or amounts paid therefor shall become so much additional rent under the terms hereof, due and payable with the next succeeding installment of rent due hereunder, with interest at the lease interest rate from the date of payment thereof.

     Section 8.9. Application of Insurance Proceeds. Landlord shall be entitled to collect all monies due under the insurance policies provided for hereunder which are payable in the event and by reason of loss or damage to the demised premises. Such proceeds may be disbursed by the Landlord for repair or reconstruction of the demised premises (if Landlord so elects) or otherwise applied in accordance with the pertinent provisions of this lease. All policies of insurance shall, to the extent obtainable, provide that any loss shall be payable to Landlord notwithstanding any act or negligence of Tenant which might otherwise result in a forfeiture of said insurance.


                                   ARTICLE IX.

                              Damage or Destruction


     Section 9.1. Obligation to Repair. Tenant agrees that in case of damage to or destruction of any building or improvements on the demised premises or of the fixtures and equipment therein, by fire or other casualty, it will promptly, at its sole cost and expense, repair, restore or rebuild the same and upon the completion of such repairs, restoration or rebuilding, the value and rental value of the buildings and improvements upon the demised premises shall be equal to the value and rental value of the buildings and improvements thereon immediately prior to the happening of such fire or other casualty. Rent shall not abate during the period of such repair, restoration or rebuilding and during any period that the improvements are not tenantable because of such damage or destruction.

     Section 9.2. Major Repairs. Before commencing such repairing, restoration or rebuilding, involving an estimated cost of more than $25,000, (a) Tenant shall have plans and specifications therefor, prepared by a licensed architect, submitted to and approved by Landlord; and (b) Tenant shall have furnished to Landlord an estimate of the cost of the proposed work, certified by the architect who prepared such plans and specifications.






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     Section  9.3.  Insurance  Funds.  In the event of loss  under any policy or policies of insurance described in Article VIII hereof and if Tenant is not in default under this lease, the net amount of insurance proceeds so collected by Landlord after payment of expenses incurred in such collection shall be disbursed to Tenant in the same manner and following the customs ordinarily employed by a mortgage bank making construction loans and be applied toward the expense of repairing or rebuilding the buildings or improvements which have been damaged or destroyed; provided, however, that it shall first appear to the satisfaction of Landlord that the amount of insurance money available, plus any additional funds deposited by Tenant, shall at all times be sufficient to pay for the completion of said repairs or rebuilding. Upon the completion of said repairs or rebuilding, free from all liens of mechanics and others, any surplus funds shall be paid to Tenant. All payouts by the Landlord as hereinabove required, shall be made after making provision for reasonable holdbacks and upon receipt of a certificate of the architect or engineer in charge of the repairs and rebuilding stating:

                  (a) that the sum requested is due to the contractors, materialmen, laborers, engineers, architects, or other persons (whose names and addresses shall be stated) who have furnished services or materials for the repairs and restoration, or is required to reimburse Tenant for expenditures made by Tenant in connection with the repairs and restoration;

                  (b) that the sum requested when added to all sums previously paid out under this Article for the repairs and restoration does not exceed the value of the repairs and restoration done to the date of such certificate;

                  (c)  the progress of the repairs and restoration;

                  (d) that the repairs and restoration have been done pursuant to all plans and specifications required by Section 9.2 hereof; and

                  (e) that in the opinion of the architect or engineer, the remaining amount of the sum on deposit will be sufficient upon the completion of the repairs and restoration to pay for the same in full.

     Tenant shall furnish the Landlord at the time of any such payment with such statements and waivers of lien as may be required under the mechanic's lien law of Illinois and an official search, or other evidence satisfactory to the Landlord, that there has not been filed with respect to the demised premises any mechanic's or other lien which has not been discharged of record, in respect of any work, labor, services or materials performed, furnished or supplied, in connection with the repair and restoration, and that all of said materials have been purchased free and clear of any security agreement or title retention agreement. The Landlord shall not be required to pay out any sum when the demised premises shall be encumbered with any such lien or






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agreement, or when the Tenant is in default under any covenant or obligation set forth herein.


                                   ARTICLE X.

                                      Liens


     Section 10.1. Prohibition of Liens. Tenant shall not do any act which shall in any way encumber the title of Landlord in and to the demised premises, nor shall any interest or estate of Landlord in the demised premises be in any way subject to any claim by way of lien or encumbrance, whether by operation of law or by virtue of any express or implied contract by Tenant and any claim to or lien upon the demised premises arising from any act or omission of Tenant shall accrue only against the leasehold estate of Tenant and shall in all respects be subject and subordinate to the paramount title and rights of Landlord in and to the demised premises. Tenant will not permit the demised premises to become subject to any mechanics', laborers', or materialmen's lien on account of labor or material furnished to Tenant or claimed to have been furnished to Tenant in connection with work of any character performed or claimed to have been performed on the demised premises by or at the direction or sufferance of Tenant; provided, however, that Tenant shall have the right to contest in good faith and with reasonable diligence, the validity of any such lien or claimed lien if Tenant first gives to Landlord such security as may be demanded by Landlord to insure payment thereof and to prevent any sale, foreclosure or forfeiture of the demised premises by reason of non-payment thereof and if on final determination of the lien or claim for lien, Tenant will immediately pay any judgment rendered, with all proper costs and charges, and will, at its own expense, have the lien released and any judgment satisfied.

     Section 10.2. Landlord's Right to Act. If Tenant shall fail to contest the validity of any lien or claimed lien or fail to give security to Landlord to insure payment thereof, or shall fail to prosecute such contest with diligence, or shall fail to have the same released and satisfy any judgment rendered thereon, then Landlord may, at its election (but shall not be required to) remove or discharge such lien or claim for lien (with the right, in its discretion, to settle or compromise the same), and any amounts advanced by Landlord, including reasonable attorneys' fees, for such purposes shall be so much additional rental due from Tenant to Landlord at the next rent date after any such payment, with interest at the lease interest rate.

                                   ARTICLE XI.

                          Alterations and Improvements


         Tenant shall not at any time during the lease term make any alteration, addition or improvement to the Premises or any improvements located thereon, including without limitation creating any openings in the roof or exterior walls, without in each instance the prior written consent of Landlord. Landlord shall not unreasonably withhold its consent to minor, non-structural alterations and improvements made by Tenant, provided the costs of any such alterations or improvements shall not exceed $25,000.00. No alteration, addition or improvement to the Premises shall be commenced by Tenant until Tenant has furnished Landlord with a satisfactory certificate or certificates from an insurance company acceptable to Landlord, evidencing workmen's compensation coverage in amounts satisfactory to Landlord and protecting Landlord against public liability and property damage to any person or property, on or off the Premises, arising out of and during the making of such alterations, additions or improvements. All alterations, additions and improvements (except Tenant's equipment, as hereinafter defined), made at the expense of Tenant, shall become the property of Landlord and shall remain upon and be surrendered with the Premises as a part thereof at the termination of this lease, or at Landlord's option, Landlord may require Tenant to remove such alterations, additions and improvements and restore the Premises to its original condition. Landlord may require Tenant to remove such alterations, additions and improvements and restore the Premises to its original condition. Tenant, at its sole cost and expense, will make all additions, improvements and alterations on the Premises and to the improvements, appurtenances and equipment thereon which may be necessary by the act or neglect of any other person or corporation (public or private), including supporting the streets and alleys adjoining the Premises. No additions, improvements or alterations exceeding the cost of $25,000.00 shall be commenced until Tenant has first satisfied the requirements set forth in Section 9.2 hereof.


                                  ARTICLE XII.

                                  Condemnation


     Section 12.1. Total Condemnation In the event the whole of the demised premises shall be taken as a result of the exercise of the power of eminent domain or condemned for a public or quasi-public use or purpose by any competent authority or sold to the condemning authority under threat of condemnation, or in the event a portion of the demised premises shall be taken or sold as a result of such event, and as a result thereof the balance of the demised premises cannot be used for the same purpose as before such taking, sale or condemnation, then and in either of such events, the term of this lease shall terminate as of the date of vesting of title pursuant to such proceeding or sale. The total award, compensation or damages received from such proceeding or sale (hereinafter called the "award") shall be paid to and be the property of Landlord, whether the award shall be made as compensation for diminution of the value of the leasehold or the fee of the demised premises or otherwise, and the Tenant hereby assigns to Landlord, all of Tenant's right, title and interest in and to the award. Tenant shall execute, immediately upon demand of Landlord, such documents as may be necessary to facilitate collection by Landlord of any such award, compensation or damages.

     Section 12.2. Partial Condemnation. In the event only a part of the demised premises shall be taken as a result of the exercise of the power of eminent domain or condemned for a public or quasi-public use or purpose by any competent authority or sold to the condemning authority under threat of condemnation, and as a result thereof the balance of the demised premises can be used for the same purpose as before such taking, sale or condemnation, this lease shall not terminate and Tenant, at its sole cost and expense, shall promptly repair and restore the premises and all improvements thereon. Any award, compensation or damages paid as a consequence of such taking, sale, or condemnation, shall be paid to Landlord and shall be disbursed in accord with the provisions of Section
8.9 hereof. Any sums not so disbursed shall be retained by Landlord. In such event, rent shall abate equitably if such taking shall affect the building or a substantial portion of the demised premises. In the event Tenant shall not promptly commence the repair or restoration required hereby, and diligently pursue the completion of same, Tenant shall be deemed in default under this lease and, in addition to any remedy of Landlord provided for under this lease, at law or in equity, Landlord may retain the award, compensation or damages or the balance thereof remaining in the hands of Landlord.

     Section 12.3. Tenants Claims. In any condemnation proceeding, Tenant shall be permitted to make claim with the condemning authority for a separate award for the value of Tenant's fixtures, installations, improvements and decorations which lie and are located in the area taken by the condemning authority.


                                  ARTICLE XIII.

                                  Rent Absolute


     Any damage or destruction to all or any portion of the buildings, structures and fixtures upon the demised premises, by fire, the elements, or any other cause whatsoever, whether with or without fault on the part of Tenant, shall not, terminate this lease or entitle Tenant to surrender the demised premises or entitle Tenant to any abatement of or reduction in the rent payable, or otherwise affect the respective obligations of the parties hereto. If the use of the demised premises for any purpose should, at any time during the term of this lease, be prohibited by law or ordinance or other governmental regulation, or prevented by injunction, this lease shall not be thereby terminated, nor shall Tenant be entitled by reason thereof to surrender the demised premises, or to any abatement or reduction in rent, nor shall the respective obligations of the parties hereby be otherwise affected unless such eviction is due to the act of Landlord or any person or persons claiming any interest in the demised premises by or under Landlord.


                                  ARTICLE XIV.

                            Assignment and Subletting


     Section 14.1. Requirements. Tenant shall not assign this lease or any interest hereunder without the prior written consent of Landlord. Tenant shall not sublet or permit the use or occupancy of the demised premises or any part thereof by anyone other than Tenant without the prior written consent of Landlord. No assignment or subletting shall relieve Tenant of its obligations hereunder, and Tenant shall continue to be liable as a principal and not as a guarantor or surety, to the same extent as though no assignment or sublease had been made, unless specifically provided to the contrary in Landlord's consent. Consent by Landlord pursuant to this Article shall not be deemed, construed or held to be consented to any additional assignment or subletting, but each successive act shall require similar consent of the Landlord. Landlord shall be reimbursed by Tenant for any costs or expense incurred pursuant to any request by Tenant for approval to any such assignment or subletting.

     Section 14.2. Transfer of Tenant's Interest. Tenant shall not allow or permit any transfer of this lease, or any interest hereunder, by operation of law or otherwise, or convey, mortgage, pledge or encumber this lease or any interest hereunder.

     Section 14.3. Transfer of Landlord's Interest. Notwithstanding anything in this lease to the contrary, Tenant acknowledges that Landlord has the right to transfer Landlord's interest in the Premises and in this lease (including, without limitation, the transfer of such interest to a trust), in whole or in part, at any time during the lease term.


                                   ARTICLE XV.

                            Indemnity for Litigation


     Tenant covenants and agrees that in case Landlord shall without fault on its part be made a party to any litigation commenced by or against Tenant, then Tenant shall pay all costs and expenses, including reasonable attorneys' fees, incurred by or imposed on the Landlord by or in connection with such litigation;

and also shall pay all costs and expenses, including attorneys' fees, which may be incurred by Landlord in enforcing any of the covenants and agreements of this lease, and all such costs, expenses and attorneys' fees shall, if paid by Landlord herein, be so much additional rent due on the next rent date after such payment or payments, together with interest at the lease interest rate from the date of payment.


                                  ARTICLE XVI.

                              Estoppel Certificate


     Tenant  agrees  at any time and from  time to time,  upon not less than ten
(10) days prior written request by Landlord, to execute, acknowledge and deliver to Landlord, or Landlord's mortgagee, a statement in writing certifying that this lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified, and stating the modifications), the date to which the rental and other charges have been paid in advance, if any, and further providing such other reasonable information requested by Landlord's mortgagee, assignee of such mortgage, or any prospective purchaser of the fee, it being intended that any such statement delivered pursuant to this Article XVI may be relied upon by any such prospective purchaser, mortgagee or assignee.



                                  ARTICLE XVII.

                      Condition and Inspection of Premises


     Section 17.1. No Representations. Tenant acknowledges that it has inspected the demised premises and finds them to be in good order and repair and in a safe and satisfactory condition and acknowledges that Landlord has made no representations to Tenant as to the condition, safety, fitness for use, or state of repair thereof.

    Section 17.2. Inspections. Tenant agrees to permit Landlord and any authorized representative of Landlord, to enter the demised premises at all reasonable times during business hours for the purpose of inspecting the same. Any such inspections shall be solely for Landlord's purposes and may not be relied upon by Tenant or any other person, nor shall such inspection constitute a waiver by Landlord of any of Tenant's obligations under this lease.

     Section 17.3. Access. Tenant agrees to permit Landlord and any authorized representative of Landlord to enter the demised premises at all reasonable times during business hours to exhibit the same for the purpose of sale, mortgage or lease, and during the final year of the term hereof Landlord may display on the demised premises the usual "For Sale" or "For Rent" signs.


                                 ARTICLE XVIII.

                                    Fixtures


     Section 18.1. Ownership of Fixtures. All buildings and improvements and all plumbing, heating, lighting, electrical and air-conditioning fixtures and equipment, and other articles of personal property used in the operation of the demised premises (as distinguished from operations incident to the business of Tenant), whether or not attached or affixed to the demised premises (hereinafter referred to as "building fixtures"), shall be and remain a part of the demised premises and shall constitute the property of Landlord following the termination of this lease.

     Section 18.2. Tenant's Equipment. All of Tenant's trade fixtures and all personal property, fixtures, apparatus, machinery and equipment now or hereafter located upon the demised premises, other than building fixtures as defined in
Section 18.1 hereof, shall be and remain the personal property of Tenant, and the same are herein referred to as "Tenant's equipment."

     Section 18.3. Removal of Equipment. Tenant's equipment may be removed from time to time by Tenant, provided, however, that if such removal shall injure or damage the demised premises, Tenant shall repair the damage and place the demised premises in substantially the same condition as it would have been if such equipment had not been installed, ordinary wear and tear excepted.


                                  ARTICLE XIX.

                                     Default


     Section 19.1. Events of Default. Tenant agrees that any one or more of the following events shall be considered events of default as said term is used herein:

                  (a) If an order, judgment or decree shall be entered by any court adjudicating the Tenant a bankrupt or insolvent or approving a petition seeking reorganization of the Tenant or appointing a receiver, trustee or liquidator of the Tenant or of all or a substantial part of its assets, and such order, judgment or decree shall continue unstayed and in effect for any period of sixty (60) days; or,

                  (b) Tenant shall file an answer admitting the material allegations of a petition filed against the Tenant in any bankruptcy, reorganization or insolvency proceeding or under any laws relating to the relief of debtors, readjustment of indebtedness, reorganization, arrangements, composition or extension; or,

                  (c) Tenant shall make any assignment for the benefit of creditors or shall apply for or consent to the appointment of a receiver, trustee or liquidator of Tenant, or any of the assets of Tenant; or,

                  (d) Tenant shall file a voluntary petition in bankruptcy, or admit in writing its inability to pay its debts as they come due, or file a petition or an answer seeking reorganization or arrangement with creditors or take advantage of any insolvency law; or,

                  (e) A decree or order appointing a receiver of the property of Tenant shall be made and such decree or order shall not have been vacated within sixty (60) days from the date of entry or granting thereof; or,

                  (f) Tenant shall vacate the demised premises or abandon the same during the term hereof; or,

                  (g) Tenant shall default in any payment of rent or other payment required to be made by Tenant hereunder when due as herein provided; or,

                  (h) Tenant shall repeatedly be late in the payment of rent or other charges required to be paid hereunder or shall repeatedly default in the keeping, observing, or performing of any other covenants or agreements herein contained to be kept, observed or performed by Tenant; or,

                  (i) Tenant shall be in default in the performance or compliance with any of the agreements, terms, covenants or conditions in this lease other than those referred to in the foregoing paragraphs
         (a) through (h) of this Section for a period of twenty (20) days after written notice from Landlord to Tenant specifying the items in default.

     Section 19.2. Remedies. Upon the occurrence of any one or more of such events of default, Landlord may at its election terminate this lease or terminate Tenant's right to possession only, without terminating this lease. Upon termination of this lease, whether by lapse of time or otherwise, or upon any termination of Tenant's right to possession without termination of this lease, Tenant shall surrender possession and vacate the demised premises immediately, and deliver possession thereof to the Landlord. Tenant hereby grants to Landlord full and free license to enter into and upon the demised premises in such event, with or without process of law, and to repossess Landlord of the demised premises as of Landlord's former estate and to expel or remove Tenant and any others who may be occupying or within the demised premises and to remove any and all property therefrom, using such force as may be necessary, without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer or conversion of property and without relinquishing the Landlord's rights to rent or any other right given to Landlord hereunder or by operation of law. Tenant expressly waives the service of any demand for the payment of rent or for possession and the service of any notice of Landlord's election to terminate this lease or to re-enter the demised premises, including any and every form of demand and notice prescribed by any statute or other law, and agrees that the simple breach of any covenant or provision of this lease by Tenant shall, of itself, without the service of any notice or demand whatsoever, constitute a forcible detainer by Tenant of the demised premises within the meaning of the statutes of Illinois.

     Section 19.3. Abandonment or Termination of Possession. If Tenant abandons the demised premises or if Landlord elects to terminate Tenant's right to possession only, without terminating the lease pursuant to a right granted to Landlord hereunder, Landlord may, at Landlord's option, enter into the demised premises, remove Tenant's signs and other evidences of tenancy and take and hold possession thereof as in this Section provided, without such entry and possession terminating the lease or releasing Tenant, in whole or in part, from Tenant's obligation to pay the rent hereunder for the full term. In any such case, Tenant shall pay forthwith to Landlord, if Landlord so elects, in lieu of making the regular payments of rent required hereunder, a sum equal to Landlord's Damages (hereinafter defined) in payment of the damages Landlord incurred by reason of Tenant's default. As used herein, "Landlord's Damages" shall mean the sum of (i) the present value of the Base Rent and additional rent specified in this lease for the residue of the stated term following termination of the lease or of Tenant's rights to possession less the present value of fair market rental value of the demised premises for such residue and (ii) any other sums then due to Landlord hereunder. In calculating the amount of Landlord's damages (x) present value shall be computed on the basis of a discount of ten percent (10%) per year and (y) the additional rent due Landlord for the rest of the lease term shall be deemed to equal the additional rent payable for the last calendar year of the lease term prior to termination of this lease or of Tenant's right to possession (or the additional rent which would have been paid for the calendar year in which such termination occurred, if no additional rent had previously been paid).

     Section 19.4. Reletting. Upon and after entry into possession without termination of the lease, Landlord may, but need not, relet the demised premises or any part thereof for the account of Tenant to any person, firm or corporation other than Tenant for such rent, for such time and upon such terms as Landlord in Landlord's sole discretion shall determine. Landlord shall not be required to accept any tenant offered by Tenant or to observe any instructions given by Tenant about such reletting. In any such case, Landlord may make repairs, alterations and additions in or to the demised premises and redecorate the same to the extent deemed by Landlord necessary or desirable. Tenant shall, upon demand, pay the cost thereof, together with Landlord's expenses of the reletting.

     Section 19.5. Deficiencies. If Landlord has not elected to collect Landlord's Damages and if the consideration collected by Landlord upon any such reletting for Tenant's account is not sufficient to pay monthly the full amount of the Base Rent and additional rental reserved in this lease, together with, the costs of repairs, alterations, additions, redecorating, leasing commissions, and Landlord's other costs and expenses of regaining possession and reletting the demised premises, Tenant shall pay to Landlord the amount of each monthly deficiency upon demand.

     Section 19.6. Removal of Property. Any and all property which may be removed from the demised premises by Landlord pursuant to the authority of this lease or of law, to which Tenant is or may be entitled, may be handled, removed or stored in a commercial warehouse or otherwise by Landlord at Tenant's risk, cost and expense and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay to Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord's possession or under the Landlord's control. Any such property of Tenant not removed from the demised premises or retaken from storage by Tenant within thirty (30) days after the end of the term, however terminated, shall be conclusively presumed to have been abandoned by Tenant.


                                   ARTICLE XX.

                  Landlord's Performance of Tenant's Covenants


     Should Tenant at any time fail to do any act or make any payment required to be done or made by it under the provisions of this lease, Landlord, at its option, may (but shall not be required to) do the same or cause the same to be done, and the amounts paid by Landlord in connection therewith shall be so much additional rent due on the next rent date after such payment, together with interest at the lease interest rate from the date of payment by Landlord.


                                  ARTICLE XXI.

                              Exercise of Remedies


     Section 21.1. Cumulative Remedies. No remedy contained herein or otherwise conferred upon or reserved to Landlord, shall be considered exclusive of any other remedy, but the same shall be cumulative and shall be in addition to every other remedy given herein or now hereafter existing at law or in equity or by statute, and every power and remedy given by this lease to Landlord may be exercised from time to time and as often as occasion may arise or as may be deemed expedient. No delay or omission of Landlord to exercise any right or power arising from any default, shall impair any such right or power or shall be construed to be a waiver of any such default or an acquiescence therein.

     Section 21.2. Waivers. No waiver of any breach of any of the covenants of this lease shall be construed, taken or held to be a waiver of any other breach or waiver, acquiescence in or consent to any further or succeeding breach of the same covenant. The acceptance by Landlord of any payment of rent or other charges hereunder after the termination by Landlord of this lease or of Tenant's right to possession hereunder shall not, in the absence of agreement in writing to the contrary by Landlord, be deemed to restore this lease or Tenant's right to possession hereunder, as the case may be, but shall be construed as a payment on account and not in satisfaction of damages due from Tenant to Landlord.

     Section 21.3. Anticipatory Breach. In the event of any breach or threatened breach by Tenant of any of the agreements, terms, covenants or conditions contained in this lease, Landlord shall be entitled to enjoin such breach or threatened breach and shall have the right to invoke any right and remedy allowed at law or in equity or by statute or otherwise as though re-entry, summary proceedings, and other remedies were not provided for in this lease.


                                  ARTICLE XXII.

                           Subordination to Mortgages


     At the option of any mortgagee of Landlord, this lease shall be subject and subordinate to any first mortgage or deed of trust now or hereafter placed upon the demised premises; provided, however, that the mortgagee or beneficiary under such deed of trust agrees in writing with Tenant or adequate provision is made in such mortgage or deed of trust, so that regardless of any default or breach under such mortgage or deed of trust or of any possession or sale of the whole or any part of the demised premises under or through such mortgage or deed of trust, this lease and Tenant's possession shall not be disturbed by the mortgagee or beneficiary or any other party claiming under or through such mortgage or deed of trust; provided, however, that Tenant shall continue to observe and perform Tenant's obligations under this lease and pay rent to whomsoever may be lawfully entitled to same from time to time. Tenant hereby agrees to execute, if same is required, any and all instruments in writing which may be requested by Landlord to subordinate Tenant's rights acquired by this lease to the lien of any such mortgage or deed of trust, all as aforesaid. Tenant agrees to attorn to any mortgagee subsequently encumbering the demised premises, and to any party acquiring title to the demised premises, by judicial foreclosure or a trustee's sale, as the successor to Landlord hereunder.

                                 ARTICLE XXIII.

                              Indemnity and Waiver


     Section 23.1. Indemnity. Tenant will protect, indemnify and save harmless Landlord (if Landlord is a trust or a trustee, the term "Landlord" for the purpose of this Article XXIII, shall include the trustee, its agents, its beneficiary or beneficiaries and their agents) from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including without limitation, reasonable attorneys' fees and expenses) imposed upon, incurred by or asserted against Landlord by reason of: (a) any accident, injury to or death of persons or loss of or damage to property occurring on or about the demised premises or any part thereof or the adjoining properties, sidewalks, curbs, streets or ways, or resulting from any act or omission of Tenant or anyone claiming by, through or under Tenant; (b) any failure on the part of Tenant to perform or comply with any of the terms of this lease; or (c) performance of any labor or services or the furnishing of any materials or other property in respect of the demised premises or any part thereof. In case any action, suit or proceeding is brought against Landlord by reason of any such occurrence, Tenant will, at Tenant's sole expense, resist and defend such action, suit or proceeding, or cause the same to be resisted and defended.

     Section 23.2. Tenant Waiver. Tenant waives all claims it may have against Landlord and Landlord's agents for damage or injury to person or property sustained by Tenant or any persons claiming through Tenant or by any occupant of the demised premises, or by any other person, resulting from any part of the demised premises or any of its improvements, equipment or appurtenances becoming out of repair, or resulting from any accident on or about the demised premises or resulting directly or indirectly from any act or neglect of any person, including Landlord, to the extent permitted by law. This Section 23.2 shall include, but not by way of limitation, damage caused by water, snow, frost, steam, excessive heat or cold, sewage, gas, odors, or noise, or caused by bursting or leaking of pipes or plumbing fixtures, and shall apply equally whether any such damage results from the act or neglect of Tenant or of any other person, including Landlord to the extent permitted by law, and whether such damage be caused or result from any thing or circumstance whether of a like nature or of a wholly different nature. All personal property belonging to Tenant or any occupant of the demised premises that is in or on any part of the demised premises shall be there at the risk of Tenant or of such other person only, and Landlord shall not be liable for any damage thereto or for the theft or misappropriation thereof.











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                                  ARTICLE XXIV.

                                    Surrender


     Section 24.1. Surrender of Possession. Upon the termination of this lease whether by forfeiture, lapse of time or otherwise, or upon the termination of Tenant's right to possession of the demised premises, Tenant will at once surrender and deliver up the demised premises, together with all improvements thereon, to Landlord, broom clean, in good order, condition and repair, reasonable wear and tear excepted. "Broom clean" means free from all debris, dirt, rubbish, personal property of Tenant, oil, grease, tire tracks or other substances, inside and outside of the building and on the grounds comprising the demised premises. Any damage caused by removal of Tenant from the demised premises, including any damage caused by removal of Tenant's equipment as herein defined, shall be repaired and paid for by Tenant prior to the expiration of the lease term. In the event any improvements or Tenant's fixtures are removed by Tenant after the expiration of the lease term, Tenant shall pay rent until such improvements and fixtures are removed.

     All additions, hardware, and improvements, temporary or permanent, in or upon the demised premises placed there by Tenant shall become Landlord's property and shall remain upon the demised premises upon such termination of this lease by lapse of time or otherwise, without compensation or allowance or credit to Tenant, unless Landlord requests their removal. If Landlord so requests removal of said additions, hardware, or improvements and Tenant does not make such removal by the termination of this lease, or within ten (10) days after such request, whichever is later, Landlord may remove the same and deliver the same to any place of business of Tenant or warehouse and Tenant shall pay the cost of such removal, delivery and warehousing to Landlord on demand.

     Section 24.2. Removal of Equipment. Upon the termination of this lease by lapse of time, Tenant may remove Tenant's equipment provided, however, that Tenant shall repair any injury or damage to the demised premises which may result from such removal. If Tenant does not remove Tenant's equipment from the demised premises prior to the end of the lease term, however ended, Landlord may, at its option, remove the same and deliver the same to any other place of business of Tenant or warehouse, and Tenant shall pay the cost of such removal (including the repair of any injury or damage to the demised premises resulting from such removal), delivery and warehousing to Landlord on demand, or Landlord may treat Tenant's equipment as having been conveyed to Landlord with this lease as a Bill of Sale, without further payment or credit by Landlord to Tenant.

     Section 24.3. Holdover. Any holding over by Tenant of the demised premises after the expiration of this lease shall operate and be construed to be a tenancy from month to month only, at the same monthly rate of rent then in effect and other charges payable







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hereunder for the lease term, and upon all of the other covenants and agreements contained in this lease. If Tenant continues to hold over after a written demand by Landlord for possession at the expiration of this lease or after termination by either party of a month-to-month tenancy created pursuant to this Section, or after termination of the lease or of Tenant's right to possession pursuant to any other section hereof, Tenant shall pay monthly rental at a rate equal to double the rate of rent payable hereunder immediately prior to the expiration or other termination of the lease or Tenant's right to possession and all other reasonable damages sustained by Landlord resulting from Tenant's possession of the demised premises, or any part thereof. Nothing contained in this Section
24.3 shall be construed to give Tenant the right to hold over at any time, and Landlord may exercise any and all remedies at law or in equity to recover possession of the demised premises, as well as any damages incurred by Landlord due to Tenant's failure to vacate the demised premises and deliver possession to Landlord as herein provided.


                                  ARTICLE XXV.

                           Covenant of Quiet Enjoyment


     Landlord agrees that at all times when Tenant is not in default under the terms of and during the term of this lease, Tenant's quiet and peaceable enjoyment of the demised premises shall not be disturbed or interfered with by Landlord or by any person claiming by, through or under Landlord.


                                  ARTICLE XXVI.

                                Short Form lease


     This lease shall not be recorded, but the parties agree, at the request of either of them, to execute a Short Form lease for recording and containing the names of the parties, the legal description and the term of this lease.


                                 ARTICLE XXVII.

                                     Notices


     All notices to or demands upon Landlord or Tenant desired or required to be given under any of the provisions hereof, shall be in writing. Any notices or demands from Landlord to Tenant shall be deemed to have been duly and sufficiently given if delivered by hand to the party to whose attention it is directed or if mailed by United States registered or certified mail in an envelope properly stamped and addressed to 822 West Washington Street, Chicago,








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




Illinois 60607 or at such other address as Tenant may theretofore have furnished by written notice to Landlord, and any notices or demands from Tenant to Landlord shall be deemed to have been duly and sufficiently given if delivered by hand to the party to whose attention it is directed or if mailed by United States registered or certified mail in an envelope properly stamped and addressed to Landlord at 822 West Washington Street, Chicago, Illinois 60607 or at such other address as Landlord may theretofore have furnished by written notice to Tenant. The effective date of such notice shall be three (3) days after delivery of the same to the United States Post Office for mailing.


                                 ARTICLE XXVIII.

                  Covenants Binding Upon Successors and Assigns


     Section 28.1. Binding Effect. All of the covenants, agreements, conditions, and undertakings in this lease contained shall extend and inure to and be binding upon the heirs, executors, administrators, successors, and assigns of the respective parties hereto, the same as if they were in every case specifically named, and whenever in this lease reference is made to either of the parties hereto, it shall be held to include and apply to, wherever applicable, the heirs, executors, administrators, successors and assigns of such party. Nothing herein contained shall be construed to grant or confer upon any person or persons, firm, corporation or governmental authority, other than the parties hereto, their heirs, executors, administrators, successors and assigns, any right, claim or privilege by virtue of any covenant, agreement, condition or undertaking in this lease contained.

     Section 28.2. Successor Landlord. The term "Landlord" as used in this lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners at the time in question of the fee of the demised premises, and in the event of any transfer of the title to such fee, the Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed and relieved, from and after the date of such transfer or conveyance, of all personal liability as respects the performance of any covenants or obligations on the part of Landlord contained in this lease thereafter to be performed; provided that any funds in the hands of such Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be turned over to the grantee, and any amount then due and payable to Tenant by Landlord or the then grantor under any provisions of this lease, shall be paid to Tenant.








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                                  ARTICLE XXIX.

                                 Time of Essence


     Time is of the essence of this lease, and all provisions herein relating thereto shall be strictly construed.


                                   ARTICLE XXX

                         Americans With Disabilities Act


         The parties acknowledge that the Americans with Disabilities Act of 1990 (42 U.S.C. ss.12101 et seq.) and regulations and guidelines promulgated thereunder, as all of the same may be amended and supplemented from time to time (collectively referred to herein as the "ADA") establish requirements for business operations, accessibility and barrier removal, and that such requirements may or may not apply to the Premises depending on, among other things: (1) whether Tenant's business is deemed a "public accommodation" or a "commercial facility", (2) whether such requirements are "readily achievable", and (3) whether a given alteration affects a "primary function area" or triggers "path of travel" requirements. The parties hereby agree that Tenant shall perform any required ADA Title III compliance in the Premises, including any leasehold improvements or other work to be performed in the Premises under or in connection with this lease, and Landlord may perform, or require that Tenant perform, and Tenant shall be responsible for the cost of, ADA Title III "path of travel" requirements triggered by alterations in the Premises. Tenant shall be solely responsible for requirements under Title I of the ADA relating to Tenant's employees.


                                  ARTICLE XXXI

                                  Miscellaneous


     Section 31.1. Captions. The captions of this lease are for convenience only and are not to be construed as part of this lease and shall not be construed as defining or limiting in any way the scope of intent of the provisions hereof.

     Section 31.2. Partial Invalidity. If any covenant, agreement or condition of this lease or the application thereof to any person, firm or corporation or to any circumstances, shall to any extent be invalid or unenforceable, the remainder of this lease, or the application of such covenant, agreement or condition to persons, firms or corporations or to circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby. Each covenant, agreement or condition of this lease shall be valid and enforceable to the fullest extent permitted by law.







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




     Section 31.3. Governing Law. This lease shall be construed and enforced in accordance with the laws of the State of Illinois.

     Section 31.4. Modification. None of the covenants, terms or conditions of this lease, to be kept and performed by either party, shall in any manner be altered, waived, modified, changed or abandoned, except by a written instrument, duly signed, acknowledged and delivered by the party against which enforcement of such modification, waiver, amendment, discharge or change is sought.

     Section 31.5. Relationship of the Parties. Nothing contained herein shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership, or of joint venture by the parties hereto, it being understood and agreed that no provision contained in this lease nor any acts of the parties hereto shall be deemed to create any relationship other than the relationship of Landlord and Tenant.

     Section 31.6. Brokers. Tenant warrants that it has had no dealings with any real estate broker and Tenant covenants to pay, hold harmless and indemnify Landlord from and against any and all cost, expense or liability for any compensation, commissions and charges claimed by any broker or other agent with respect to this lease or the negotiation thereof.

     Section 31.7. Lesser Payments. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this lease provided.

     Section 31.8. Lease Interest Rate. The term "lease interest rate", when used herein, shall be 12% per annum.

     Section 31.9. Entire Agreement. All understandings and agreements heretofore had between the parties hereto are merged into this lease, which alone fully and completely expresses their agreement, and which is entered into after full investigation, neither party relying on any statement or representation not embodied in this lease, made by the other.







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     This lease has been executed as of the date first written above.

                                     LANDLORD:

                                     ALARON DEVELOPMENT L.L.C.
                                     an Illinois limited liability company



                                     By: ______________________________
                                         Steven A. Greenberg, member



                                     TENANT:

                                     ALARON TRADING CORPORATION,
                                     an Illinois corporation



                                     By: ______________________________
                                         Steven A. Greenberg, President












                                       26

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                                    EXHIBIT A


                                LEGAL DESCRIPTION